Exhibit 10.11

                  Not-for-Profit Organization Liability Policy
                                  Declarations
                            Policy Number: 8197-5878

                       Chubb Group of Insurance Companies
                              15 Mountain View Road
                                Warren, NJ 07059

     Federal Insurance Company, a stock insurance company, incorporated under the laws of Indiana,herein called the Company.

THIS IS A CLAIMS-MADE POLICY. THIS POLICY COVERS ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD.
           PLEASE READ CAREFULLY.

Item 1. Organization:             ROUNDY'S FOUNDATION, INC.
                                  P.O. BOX 473 MILWAUKEE, WI 53201

Item 2. Limits of Liability:     (A)  Each Loss             $ 1,000,000
                                 (B)  Each Policy Year      $ 1,000,000

Note that the limits of liability and deductible are reduced or exhausted by Defense Costs.

Item 3. Policy Period:            From   12:01 A.M. on November 1, 2003
                                  To     12:01 A.M. on November 1, 2004
                                  Local time at the Organization's address

Item 4. Deductible Amount: (A)    Nonindemnifiable Loss          $  None
                           (B)    Indemnifiable Loss             $  2,500

Item 5. Extended Reporting Period: (A)    Additional Premium   125% of the
                                                               Annual Premium
                                   (B) Additional Period          1 year

Item 6. Pending or Prior Date:      November 1, 2003

Item 7. Termination of Prior Policies:  X New Business N/A

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                            FEDERAL INSURANCE COMPANY



      Secretary                                                President



      Date                                           Authorized Representative

                            Executive Protection Policy
                                  Declarations
                            Policy Number: 8197-5878
                      Fiduciary Liability Coverage Section


Item 1.     Parent Organization
            ROUNDY'S, INC. AND ROUNDY'S ACQUISITION CORP.

Item 2.     Limits of Liability:
            (A)   Each Loss                               $           10,000,000
            (B)   Each Policy Period                      $           10,000,000

            Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.     Deductible Amounts:
            (A)   Nonindemnifiable Loss                   $                 None
            (B)   Indemnifiable Loss                      $               10,000

Item 4.     Sponsor Organization:

            ROUNDY'S, INC. AND ROUNDY'S ACQUISITION CORP. AND ITS SUBSIDIARIES

Item 5.     Benefit Programs included as Insureds and any other additional
            Insureds:

            ANY "BENEFIT PROGRAMS" SPONSORED, OPERATED, MAINTAINED, OR ADMINISTERED BY THE "SPONSOR ORGANIZATION" FOR THE BENEFIT OF THE EMPLOYEES OF THE "SPONSOR ORGANIZATION" LOCATED ANYWHERE IN THE WORLD SUBJECT TO THE PROVISIONS OF SUBSECTIONS 10, 11, AND 12.

Item 6.     Extended Reporting Period:

            (A) Additional Premium: 125% of the annual premium (B) Additional
            Period: 365 days

Item 7.     Pending or Prior Date:                        02/20/1975

Item 8.     Continuity Date:                              02/20/75

                           Executive Protection Policy
                                  Declarations
                            Policy Number: 8197-5878
            Executive Liability and Indemnification Coverage Section


Item 1.     Parent Organization:
            ROUNDY'S, INC. AND ROUNDY'S ACQUISITION CORP.

Item 2.     Limits of Liability:
            (A)   Each Loss                               $           15,000,000
            (B)   Each Policy Period                      $           15,000,000

            Note that the limits of liability and any deductible or retention are reduced or exhausted by Defense Costs.

Item 3.     Coinsurance Percent:                          0.00%

Item 4.     Deductible Amounts:
            Insuring Clause 2                             $              150,000

Item 5.     Insuring Organization:

            ROUNDY'S, INC. AND ROUNDY'S ACQUISITION CORP. AND ITS SUBSIDIARIES

Item 6.     Insured Persons:

            ANY PERSON WHO HAS BEEN, NOW IS, OR SHALL BECOME A DULY ELECTED OR APPOINTED DIRECTOR OR DULY ELECTED OR APPOINTED OFFICER OF THE INSURED ORGANIZATION.

Item 7.     Extended Reporting Period:

            (A) Additional Premium: 125% of the annual premium (B) Additional
            Period: 365 days

Item 7.     Pending or Prior Date:                        N/A

Item 8.     Continuity Date:                              06/13/83